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                                                                   Exhibit 10.14

                                                                [EXECUTION COPY]

                       FIRST AMENDMENT AND ACKNOWLEDGMENT
                        TO REGISTRATION RIGHTS AGREEMENT

     This First Amendment and Acknowledgment to Registration Rights Agreement (this "AMENDMENT"), dated as of April 6, 2004, is made to the Registration Rights Agreement (the "AGREEMENT"), dated as of February 6, 2004, by and among Medtech/Denorex, LLC, a Delaware limited liability company (n/k/a Prestige International Holdings, LLC, the "COMPANY"), and certain of its securityholders. Each capitalized term used herein but not otherwise defined shall have the meaning ascribed to such term in the Agreement.

     WHEREAS, concurrently herewith, the Company is indirectly acquiring all of the outstanding shares of capital stock of Bonita Bay Holdings, Inc., a Virginia corporation and ultimate parent of Prestige Brands International, Inc. (the "ACQUISITION"); and

     WHEREAS, in connection the Acquisition and in order to better reflect the intent of the parties, the undersigned desire to amend certain terms of the Agreement, make certain acknowledgments with respect to the Agreement and reaffirm the other terms and provisions of the Agreement.

     NOW, THEREFORE, effective upon consummation of the Acquisition, the undersigned, intending to be legally bound, hereby agree as follows:

1. Each reference, if any, in the Agreement to any of the entities identified below shall be deemed a reference to such entity's new name, as indicated:

     (a)    Medtech/Denorex, LLC n/k/a Prestige International Holdings, LLC;

     (b)    SNS Household Holdings, Inc. n/k/a Prestige Household Holdings,
            Inc.;

     (c)    SNS Household Brands, Inc. n/k/a Prestige Household Brands, Inc.;

     (d) Medtech Acquisition Holdings, Inc. n/k/a Prestige Products Holdings, Inc.;

     (e)    Medtech Acquisition, Inc. n/k/a Prestige Brands, Inc.;

     (f) Medtech/Denorex Management, Inc. n/k/a Prestige Brands, Inc., as successor by merger;

     (g) Denorex Acquisition Holdings, Inc. n/k/a Prestige Personal Care Holdings, Inc.; and

     (h)    Denorex Acquisition, Inc. n/k/a Prestige Personal Care, Inc.

2. The definition provided for the defined term "LLC Agreement" shall be deleted in its entirety and replaced with the following in lieu thereof:
     "means the Third Amended and Restated Limited Liability Company Agreement of Prestige International Holdings, LLC (f/k/a Medtech/Denorex, LLC), dated as of April 6, 2004, as amended or modified from time to time, among the parties from time to time party thereto."

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3.   Any notices sent to Kirkland & Ellis LLP pursuant to the terms of the
     Agreement shall be sent to the attention of Kevin R. Evanich, P.C. and Christopher J. Greeno.

4. The SCHEDULE OF HOLDERS attached to the Agreement shall be replaced and superseded in its entirety by the SCHEDULE OF HOLDERS attached hereto.

5. Except for the changes noted in Sections 1 through 4 above, the Agreement shall remain in full force and effect and any dispute under this Amendment shall be resolved in accordance with the terms of the Agreement, including, but not limited to, Section 12(i) thereof (Governing Law).

6. This Amendment may be executed in any number of counterparts (including by means of facsimiled signature pages), which shall together constitute one and the same instrument.

                                   * * * * * *

                                        2
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     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment and Acknowledgment to Registration Rights Agreement on the date first written above.

                                         PRESTIGE INTERNATIONAL
                                         HOLDINGS, LLC

                                         By:       /S/ PETER C. MANN
                                                --------------------------------
                                         Name:     Peter C. Mann
                                                --------------------------------
                                         Title:    CEO
                                                --------------------------------

                                         GTCR FUND VIII, L.P.

                                         By:    GTCR Partners VIII, L.P.
                                         Its:   General Partner

                                         By:    GTCR Golder Rauner II, L.L.C.
                                         Its:   General Partner


                                         By:       /S/ DAVID A. DONNINI
                                            ------------------------------------
                                         Name:  David A. Donnini
                                         Its:   Principal


                                         GTCR FUND VIII/B, L.P.

                                         By:    GTCR Partners VIII, L.P.
                                         Its:   General Partner

                                         By:    GTCR Golder Rauner II, L.L.C.
                                         Its:   General Partner


                                         By:       /S/ DAVID A. DONNINI
                                            ------------------------------------
                                         Name:  David A. Donnini
                                         Its:   Principal

                                         GTCR CO-INVEST II, L.P.

                                         By:    GTCR Golder Rauner II, L.L.C.
                                         Its:   General Partner


                                         By:       /S/ DAVID A. DONNINI
                                            ------------------------------------
                                         Name:  David A. Donnini
                                         Its:   Principal

  [Signature Page to First Amendment and Acknowledgement to Registration Rights
                                   Agreement]

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                                         GTCR CAPITAL PARTNERS, L.P.

                                         By:    GTCR Mezzanine Partners, L.P.
                                         Its:   General Partner

                                         By:    GTCR Partners VI, L.P.
                                         Its:   General Partner

                                         By:    GTCR Golder Rauner, L.L.C.
                                         Its:   General Partner

                                         By:       /S/ DAVID A. DONNINI
                                            ------------------------------------
                                         Name:  David A. Donnini
                                         Its:   Principal

                                         TCW/CRESCENT MEZZANINE
                                         PARTNERS III, L.P.
                                         TCW/CRESCENT MEZZANINE TRUST III
                                         TCW/CRESCENT MEZZANINE
                                         PARTNERS III NETHERLANDS, L.P.

                                         By:    TCW/Crescent Mezzanine
                                                Management III, L.L.C.,
                                                its Investment Manager

                                         By:    TCW Asset Management Company,
                                                its Sub-Advisor


                                         By:    /S/ TIMOTHY P. COSTELLO
                                            ------------------------------------
                                         Name:  Timothy P. Costello
                                         Title: Managing Director


                                          /S/ PETER C. MANN
                                         ---------------------------------------
                                         Peter C. Mann


                                          /S/ PETER J. ANDERSON
                                         ---------------------------------------
                                         Peter J. Anderson


                                          /S/ MICHAEL A. FINK
                                         ---------------------------------------
                                         Michael A. Fink

  [Signature Page to First Amendment and Acknowledgement to Registration Rights
                                   Agreement]

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                                          /S/ GERARD F. BUTLER
                                         ---------------------------------------
                                         Gerard F. Butler


                                          /S/ ERIC M. MILLAR
                                         ---------------------------------------
                                         Eric M. Millar


                                          /S/ CHARLES SCHRANK
                                         ---------------------------------------
                                         Charles Schrank


                                          /S/ STEVE KORNHAUSER
                                         ---------------------------------------
                                         Steve Kornhauser


                                          /S/ DAVID TALBERT
                                         ---------------------------------------
                                         David Talbert

  [Signature Page to First Amendment and Acknowledgement to Registration Rights
                                   Agreement]

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                               SCHEDULE OF HOLDERS

IF TO THE GTCR PURCHASERS:

GTCR Fund VIII, L.P.
GTCR Fund VIII/B, L.P.
GTCR Co-Invest II, L.P.
c/o GTCR Golder Rauner II, L.L.C.
6100 Sears Tower
Chicago, IL  60606-6402
Attention:  David A. Donnini and Vincent J. Hemmer
Facsimile:  (312) 382-2201

WITH A COPY TO:

Kirkland & Ellis LLP
200 East Randolph Drive
Chicago, IL 60601
Attention: Kevin R. Evanich, P.C.
           Christopher J. Greeno
Facsimile: (312) 861-2200

IF TO GTCR CAPITAL PARTNERS:

GTCR Capital Partners, L.P.
6100 Sears Tower
Chicago, IL 60606-6402
Attention: Barry Dunn
Facsimile: (312) 382-2201

WITH A COPY TO:

Kirkland & Ellis LLP
200 East Randolph Drive
Chicago, IL 60601
Attention: Kevin R. Evanich, P.C.
           Christopher J. Greeno
Facsimile: (312) 861-2200

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IF TO THE TCW/CRESCENT LENDERS AND/OR TCW/CRESCENT PURCHASERS:

TCW/Crescent Mezzanine Partners III, L.P.
TCW/Crescent Mezzanine Trust III
TCW/Crescent Mezzanine Partners III Netherlands, L.P.
c/o TCW/Crescent Mezzanine, L.L.C.
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Attention: Timothy P. Costello
Facsimile: (214) 740-7382

WITH A COPY TO:

Gardere Wynne Sewell LLP
3000 Thanksgiving Tower
1601 Elm Street
Dallas, Texas 75201
Attention: Gary B. Clark
Facsimile: (214) 999-4667


Peter C. Mann
P.O. Box 66
Clinton Corners
New York, NY 12514
Facsimile: (914) 524-6811

WITH A COPY TO:

Ford Marrin Witmeyer & Gleser LLP
Wall Street Plaza
New York, NY 10005-1875
Attention: James M. Adrian
Facsimile: (212) 344-4294


Peter J. Anderson
771 Blanch Avenue
Norwood, NJ 07648
Facsimile: (914) 524-6811

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WITH A COPY TO:

Ford Marrin Witmeyer & Gleser LLP
Wall Street Plaza
New York, NY 10005-1875
Attention: James M. Adrian
Facsimile: (212) 344-4294


Gerard F. Butler
54 Lyons Road
Cold Spring, NY 10516
Facsimile: (914) 524-6811

WITH A COPY TO:

Ford Marrin Witmeyer & Gleser LLP
Wall Street Plaza
New York, NY 10005-1875
Attention: James M. Adrian
Facsimile: (212) 344-4294


Michael A. Fink
68 East Sherbrooke
Livingston, NJ 07039
Facsimile: (914) 524-6811

WITH A COPY TO:

Ford Marrin Witmeyer & Gleser LLP
Wall Street Plaza
New York, NY 10005-1875
Attention: James M. Adrian
Facsimile: (212) 344-4294

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Eric M. Millar
31 Landing Drive
Dobbs Ferry, NY 10522
Facsimile: (914) 524-6811

WITH A COPY TO:
Ford Marrin Witmeyer & Gleser LLP
Wall Street Plaza
New York, NY 10005-1875
Attention: James M. Adrian
Facsimile: (212) 344-4294


Charles Schrank
86 Robin Hood Way
Wayne, NJ 07470
Facsimile: (914) 524-6811

WITH A COPY TO:
Ford Marrin Witmeyer & Gleser LLP
Wall Street Plaza
New York, NY 10005-1875
Attention: James M. Adrian
Facsimile: (212) 344-4294


Steve Kornhauser
8687 River Homes Lane Apt. 105
Bonita Springs, Florida 34135


David Talbert
7 Farm Road
Randolph, New Jersey 07869


OTHER SECURITYHOLDERS: